Exhibit 10.7

EXECUTION COPY

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Agreement”), dated as of March 22, 2006, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), GLDD Acquisitions Corp. (“Holdings”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with Holdings and the Borrower, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A., as issuer of the Letters of Credit (in such capacity, the “Issuing Lender”) and as representative of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of December 22, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1.             Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2 of this Agreement, the Credit Agreement is hereby amended as follows:

(a)           Section 2.1.1 of the Credit Agreement is hereby amended to amend and restate the proviso set forth in the third sentence of such section in its entirety as follows:

provided, however that (a) the aggregate principal amount of all Revolving Loans which any Lender shall be committed to have outstanding hereunder shall not at any time exceed the product of (i) such Lender’s Revolving Credit Percentage multiplied by the Availability, and (b) the aggregate principal amount of all Revolving Loans which the Lenders shall be committed to have outstanding hereunder shall not at any time exceed the Availability.

(b)           Section 2.8.1(g) of the Credit Agreement is hereby amended to amend and restate clause (i) of such section in its entirety as follows:

(i) prevent the aggregate outstanding principal amount of all Revolving Loans from exceeding the Availability,

(c)           Section 4.2(a)(iii) of the Credit Agreement is hereby amended and restated as follows:

(iii) (A) Revolving Loans outstanding plus Letter of Credit Obligations shall not exceed the Revolving Commitment Amount, both before and after giving effect to such Revolving Loan and/or Letter of Credit and (B) in the case of the issuance of a Letter of Credit, the Letter of Credit Obligations shall not exceed the Letter of Credit Availability, both before and after giving effect to such Letter of Credit.

(d)           Section 6.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Maximum Total Leverage.

(i)           Before the occurrence of a Financial Covenant Restoration Date, the Borrower and its consolidated Subsidiaries shall not permit the ratio (the “Total Leverage Ratio”) of (i) the aggregate unpaid principal amount of Total Funded Debt as of the last day of any Fiscal Quarter ending during the periods described below to (ii) Adjusted Consolidated EBITDA for the four (4) consecutive Fiscal Quarter period ending as of such date, to exceed the corresponding ratio set forth below opposite such period:

Period	Ratio
January 1, 2004 through and including March 31, 2006	5.75 to 1.00
April 1, 2006 through and including September 30, 2006	5.50 to 1.00
October 1, 2006 through and including March 31, 2007	5.25 to 1.00
April 1, 2007 through and including September 30, 2007	5.00 to 1.00
October 1, 2007 through and including December 31, 2007	4.75 to 1.00
January 1, 2008 through and including December 31, 2008	4.50 to 1.00
January 1, 2009 through and including December 31, 2009	4.00 to 1.00
January 1, 2010 and thereafter	3.50 to 1.00

(ii)            From and after the occurrence of a Financial Covenant Restoration Date, the Borrower and its consolidated Subsidiaries shall not permit the Total Leverage Ratio as of the last day of any four (4) consecutive Fiscal Quarter period ending during the periods described below, to exceed the corresponding ratio set forth below opposite such period:

Period	Ratio
January 1, 2004 through and including December 31, 2004	5.75 to 1.00
January 1, 2005 through and including December 31, 2005	5.50 to 1.00
January 1, 2006 through and including December 31, 2006	5.00 to 1.00
January 1, 2007 through and including December 31, 2007	4.75 to 1.00
January 1, 2008 through and including December 31, 2008	4.50 to 1.00
January 1, 2009 through and including December 31, 2009	4.00 to 1.00
January 1, 2010 and thereafter	3.50 to 1.00

(e)           Section 6.3(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)          Interest Coverage Ratio.

(i) Before the occurrence of a Financial Covenant Restoration Date, the Borrower and its consolidated Subsidiaries shall not permit the ratio (the “Interest Coverage Ratio”) of (i) Adjusted Consolidated EBITDA for any four (4) consecutive Fiscal Quarter period ending as of the last day of any Fiscal Quarter ending during the periods described below to (ii) Interest Expense for such period ending as of such date, to be less than the corresponding ratio set forth below opposite such period:

Period	Ratio
October 1, 2004 through and including December 31, 2004	1.50 to 1.00
January 1, 2005 through and including March 31, 2005	1.20 to 1.00
April 1, 2005 through and including June 30, 2005	1.35 to 1.00
July 1, 2005 through and including September 30, 2005	1.60 to 1.00
October 1, 2005 through and including December 31, 2005	1.80 to 1.00
January 1, 2006 through and including December 31, 2006	2.00 to 1.00
January 1, 2007 through and including December 31, 2008	2.25 to 1.00
January 1, 2009 through and thereafter	2.50 to 1.00

(ii)  From and after the occurrence of a Financial Covenant Restoration Date, the Borrower and its consolidated Subsidiaries shall not permit the Interest Coverage Ratio for any four (4) consecutive Fiscal Quarter periods ending during the periods described below to be less than the corresponding ratio set forth below opposite such period:

Period	Ratio
December 31, 2003 through and including December 31, 2004	1.75 to 1.00
January 1, 2005 through and including December 31, 2005	2.00 to 1.00
January 1, 2006 through and including December 31, 2006	2.00 to 1.00
January 1, 2007 through and including December 31, 2008	2.25 to 1.00
January 1, 2009 through and thereafter	2.50 to 1.00

(f)            Section 6.3(e) of the Credit Agreement is hereby deleted in its entirety.

(g)           Section 6.4(m) of the Credit Agreement is hereby amended to delete the text of such section in its entirety and to replace such text with the word “RESERVED.”

(h)           Schedule I to the Credit Agreement is hereby amended as follows:

(i) to amend and restate, in its entirety, the definition of “Availability” set forth therein as follows:

“Availability” means, at any time, an amount (determined on a Dollar equivalent basis) equal to the Revolving Commitment Amount then in effect minus the outstanding Letter of Credit Obligations.;

(ii) to amend the definition of “Letter of Credit Availability” to delete the reference to “minus the Availability Block” appearing in clause (a) of such definition in its entirety.

(iii) to amend and restate, in its entirety, the definition of “Letter of Credit Sublimit” set forth therein as follows:

“Letter of Credit Sublimit” means $45,000,000.; and

(iv) to delete the following definitions in their entirety:

“Availability Block”

“Availability Restoration Date”

“Audit Amount”

“Reallocation Date”

“Second Amendment Effective Date”

“Working Capital Sublimit”

2.             Effectiveness of this Agreement; Conditions Precedent. The provisions of Section 1 of this Agreement shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent:

(a)           executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by duly authorized officers of the Majority Lenders; and

(b)           payment in full from the Borrower, in immediately available funds, of an amendment fee payable to each Lender (each, a “Consenting Lender”) executing and delivering a counterpart signature page to this Agreement on or before 1:00 p.m. (Chicago, Illinois time) on March 16, 2006 in an amount equal to 0.05% of the sum of such Lender’s Revolving Commitment, plus the outstanding principal balance of such Lender’s Tranche B Term Loan (the “Amendment Fee”).

3.             Representations, Warranties and Covenants.

(a)           The Borrower and each other Loan Party hereby represents and warrants that this Agreement and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan

Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b)           The Borrower and each other Loan Party hereby represents and warrants that (i) its execution, delivery and performance of this Agreement and the Credit Agreement have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Bonding Agreement and (ii) after giving effect to the amendments contemplated by Section 1 of this Agreement, all Obligations will constitute, and if the full amount of the Revolving Commitment were utilized by the Borrower all Obligations arising with respect thereto would constitute, “Permitted Debt” under and as defined in Section 4.09 of the Note Indenture.

(c)           The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

(d)           The Borrower hereby agrees to pay the Amendment Fee to the Administrative Agent for the benefit of the Consenting Lenders, upon the Borrower’s execution and delivery hereof.

4.             Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Agreement shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. This

Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

5.             Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.             Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

7.             Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

* * * *

EXECUTION COPY

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK
CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GLDD ACQUISITIONS CORP.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GREAT LAKES DREDGE & DOCK
COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

FIFTY-THREE DREDGING CORPORATION
By:	/s/ Paul E. Dinquel
Name:	Paul E. Dinquel
Title:	Vice President

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

JDC SOIL MANAGEMENT &
DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Paul Folino
Name: Paul Folino
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and
as Issuing Bank

By:	/s/ Ronald Prince
Name: Ronald Prince
Title: Senior Vice President

CREDIT SUISSE, Cayman Islands Branch (formerly known as Credit Suisse First Boston), as a Lender

By:	/s/ Thomas Cantello
Title: Vice President

By:	/s/ Gregory S. Richards
Title: Associate

MASTER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Illegible
Title: No Title

DRYDEN V LEVERAGED LOAN CDO 2003, as a Lender

By: Prudential Investment Management, its Collateral Manager

By:	/s/ Stephen J. Collins
Title: Vice President

ING SENIOR INCOME FUND, as a Lender

By: ING Investment Management Co., as its investment manager

By:	/s/ Theodore M. Harry
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Illegible
Title: Senior Vice President

LEHMAN COMMERCIAL PAPER INC. and its affiliates, as a Lender

By:	/s/ Illegible
Title: Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Illegible
Title: Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Illegible
Title: Commercial Banking officer

OAK BROOK BANK- OAK BROOK, as a Lender

By:	/s/ Henry Wessel
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Illegible
Title: Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Irja R. Otsa
Title: Associate Director, Banking Products
Services, US

By:	/s/ Toba Lumbantobing
Title: Associate Director, Banking Products
Services, US

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp, as Collateral Manager

By:	/s/ Robert P. Drobny
Title: Vice President

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp, as Collateral Manager

By:	/s/ Robert P. Drobny
Title: Vice President